UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2016

Cott Corporation
(Exact name of registrant as specified in its charter)

Canada	001-31410	98-0154711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6525 Viscount Road Mississauga, Ontario, Canada	L4V1H6
5519 West Idlewild Avenue Tampa, Florida, United States	33634
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (905) 672-1900
                                                                                                           (813) 313-1800

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On April 28, 2016, Cott Corporation (the "Company") announced that, effective June 27, 2016, Steven Kitching, the current President of the Company's North America business unit, will return to the United Kingdom to be the President of the Company's United Kingdom/Europe business unit, a position similar to the one he held from 2008 to 2013, prior to his assignment to North America. The Company has appointed Bradley J. Goist to assume the role of President of the Company's North America business unit upon Mr. Kitching's return to the Company's United Kingdom/Europe business unit.

A copy of the press release announcing the new positions of Messrs. Kitching and Goist is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.	Description

99.1	Press Release of Cott Corporation, dated April 28, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cott Corporation
(Registrant)

April 28, 2016
By:  /s/ Marni Morgan Poe
Marni Morgan Poe
Vice President, General Counsel and Secretary

EXHIBIT INDEX
Exhibit No.	Description

99.1	Press Release of Cott Corporation, dated April 28, 2016.